UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2006 (May 12, 2006)
COVENTRY HEALTH CARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16477	52-2073000

(State or Other Jurisdiction of Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6705 Rockledge Drive, Suite 900 Bethesda, Maryland	20817

(Address of Principal Executive Offices)	(Zip Code)
(301) 581-0600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 12, 2006, Coventry Health Care, Inc. (the “Company”) filed a supplement to its proxy statement dated April 24, 2006 (the “Supplement”) to correct an inadvertent omission in the Company’s 2006 Proxy Statement dated April 24, 2006. The Supplement is available under Investor Relations on the Company’s internet website at www.cvty.com .
     The salary information reported for 2005 in the Summary Compensation Table under Executive Compensation (see page 14 of the Company’s 2006 Proxy Statement) did not include compensation paid to the Named Executive Officers for holiday, vacation and sick time. Information correcting the inadvertent omission is set forth below:

	2005 Salary	2005 Salary
	Reported	Not Reported	Revised 2005
Name and Principal Position	in Proxy Statement	In Proxy Statement	Salary Total
Dale B. Wolf	$827,116	$22,884	$850,000
Thomas P. McDonough	$827,116	$22,884	$850,000
Harvey C. DeMovick, Jr.	$570,000	$30,000	$600,000
Francis S. Soistman, Jr.	$486,539	$13,461	$500,000
Shawn M. Guertin	$397,212	$52,788	$450,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.
By:
Shawn M. Guertin
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 12, 2006